EXHIBIT 99.2




                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sanderson Farms, Inc. (the "Company") on Form 10-K/A (Amendment No. 1) for the year ended October 31, 2002 (the "Report"), I, D. Michael Cockrell, Treasurer and Chief Financial Officer of the Company, certify that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ D. Michael Cockrell
-------------------------------
D. Michael Cockrell
Treasurer and Chief Financial Officer
December 30, 2002